                         OFI TREMONT CORE STRATEGIES HEDGE FUND
                        Supplement dated January 16, 2009 to the
                            Prospectus dated July 29, 2008

     This supplement  amends the Prospectus of OFI Tremont Core Strategies Hedge
Fund (the "Fund") dated July 29, 2008.

     The  section  titled  "How the Fund is  Managed"  is  amended by adding the following paragraphs below the sub-section titled "The Sub-Adviser" on page 24.

     Pending  Litigation.  Several  lawsuits  have been filed as putative  class actions which arise from the alleged fraud  perpetrated by Bernard L. Madoff and
his  investment  firm.  Some  of  these  lawsuits  name  as  co-defendants   the
Sub-Adviser,  its parent,  Tremont Group Holdings,  Inc., and the Adviser. These
lawsuits  were filed  commencing  on December  22,  2008,  primarily in the U.S.
District Court for the Southern  District of New York. The allegations set forth
in  the  lawsuits   include   breach  of  fiduciary   duty,   fraud,   negligent
misrepresentation,  unjust  enrichment,  and  violation  of  federal  and  state securities laws and regulations. They seek unspecified compensatory and punitive damages,  equitable  relief  and an award  of  attorneys'  fees  and  litigation expenses.  The  Sub-Adviser,  its parent and the  Adviser  have stated that they believe  the  lawsuits  are  without  merit  and  they  intend  to  defend  them vigorously.

     The Fund is not party to such  litigation  and the Fund's  assets  were not invested in any funds or accounts managed by Mr. Madoff or his firm.

     It is premature to render any opinion as to the likelihood of an outcome in these lawsuits.  However,  this litigation  should not impair the ability of the
Adviser and the Sub-Adviser to perform their respective duties to the Fund.

January 16, 2009                                                    PS0482.007